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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 27, 1996


                           SPEEDWAY MOTORSPORTS, INC.
               (Exact name of Registrant as Specified in Charter)


Delaware                                1-13582              51-0363307
(State or Other Jurisdiction            (Commission          (IRS Employer
of Incorporation)                       File Number)         Identification No.)


U.S. Highway 29 North, Concord, North Carolina                     28026
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (704) 455-3239



          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5. OTHER EVENTS

         On September 27, 1996, Speedway Motorsports, Inc. (the "Company") issued a press release that is attached to this report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS.

   Exhibit Number                        Description

         99.1                            Press Release dated September 27, 1996.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPEEDWAY MOTORSPORTS, INC.



Date: October 15, 1996                 By:     /s/ William R. Brooks
                                           -------------------------
                                                William R. Brooks
                                                Vice President, Chief Financial
                                                Officer, Treasurer and Director

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